                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       THE UNITED STATES SHOE CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

- --------------------------------------------------------------------------------

                       THE UNITED STATES SHOE CORPORATION
                 ONE EASTWOOD DRIVE     CINCINNATI, OHIO 45227
                                 APRIL 26, 1995

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

     A special meeting of shareholders of The United States Shoe Corporation (the "Corporation"), called pursuant to the requirements of Section 1701.831 of the Ohio Revised Code, was convened on Friday, April 21, 1995 at 10:00 A.M. at The Phoenix, 812 Race Street, Cincinnati, Ohio 45202, and was adjourned until Friday, May 5, 1995 at 1:00 P.M. or until such later date as necessary to permit dissemination of supplemental proxy materials to the Corporation's shareholders (the "Special Meeting"). As announced at the April 21 session of the Special Meeting, the reconvened Special Meeting will be held at the offices of the Corporation, One Eastwood Drive, Cincinnati, Ohio 45227. At the May 5 session, the Special Meeting again will be adjourned until Thursday, May 11, 1995 at 10:00 A.M. and the meeting as reconvened at that time again will be held at the principal offices of the Corporation. The Special Meeting will be held solely for the following purposes:

          1. To consider and vote upon the authorization required by Section 1701.831 of the Ohio Revised Code to permit the proposed control share acquisition by Luxottica Group S.p.A. and Luxottica Acquisition Corp. of the Corporation's outstanding common shares (and the associated preference share purchase rights) for $28.00 per common share.

          2. To consider and vote upon such other matters as may properly come before the Special Meeting.

     Shareholders of record at the close of business on March 21, 1995 are entitled to vote at the Special Meeting and at any adjournment thereof.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AUTHORIZATION OF LUXOTTICA'S CONTROL SHARE ACQUISITION.

                                          James J. Crowe,
                                          Secretary

                                   IMPORTANT

     Your prompt dating, signing and returning of the enclosed PINK proxy card in the enclosed envelope would be appreciated. If you attend the Special Meeting, you may nevertheless vote in person should you desire. The return of proxies is important, regardless of the number of shares owned.

                          SUPPLEMENTAL PROXY STATEMENT
                                       OF
                       THE UNITED STATES SHOE CORPORATION
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                             UNDER SECTION 1701.831
                            OF THE OHIO REVISED CODE

     A special meeting of shareholders (the "Special Meeting") of The United States Shoe Corporation (the "Corporation") was convened on Friday, April 21, 1995 at 10:00 A.M. at The Phoenix, 812 Race Street, Cincinnati, Ohio 45202 in connection with the tender offer commenced on March 3, 1995 by Luxottica Acquisition Corp., a Delaware corporation ("LAC") and an indirect wholly-owned subsidiary of Luxottica Group S.p.A., a corporation organized under the laws of the Republic of Italy ("Luxottica"), to purchase all of the Corporation's outstanding common shares without par value (and the associated preference share purchase rights) (collectively, the "Common Shares") for a purchase price of $24.00 per Common Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 3, 1995 (the "Offer"). On April 21, 1995, Luxottica and the Corporation agreed to adjourn the Special Meeting until May 5, 1995 or such later date as is necessary to disseminate proxy materials to the Corporation's shareholders describing the definitive Agreement and Plan of Merger, dated as of April 21, 1995 (the "Merger Agreement"), by and among the Corporation, LAC and Avant-Garde Optics, Inc., a New York corporation, the parent corporation of LAC and a wholly-owned subsidiary of Luxottica ("Avant-Garde"), pursuant to which Luxottica and LAC agreed to amend the Offer to provide for, among other things, a purchase price of $28.00 per Common Share and the elimination of any financing contingency (the "Revised Offer"). At the May 5 session, the Special Meeting again will be adjourned until Thursday, May 11, 1995 at 10:00 A.M. and the meeting as reconvened at that time again will be held at the principal offices of the Corporation.

     The enclosed proxy is solicited by the Board of Directors of the Corporation (the "Board of Directors") for use at the Special Meeting and at any adjournment thereof. This Supplemental Proxy Statement is being mailed to shareholders on or about April 27, 1995. THIS SUPPLEMENTAL PROXY STATEMENT AND ACCOMPANYING PINK PROXY CARD (THE "SUPPLEMENTAL PROXY MATERIALS") AMEND AND MODIFY, AND SHOULD BE READ IN CONJUNCTION WITH, THE CORPORATION'S PROXY STATEMENT DATED MARCH 28, 1995 (THE "831 PROXY STATEMENT") THAT WAS MAILED TO THE CORPORATION'S SHAREHOLDERS ON OR ABOUT MARCH 28, 1995.

     At the Special Meeting, shareholders of the Corporation will consider and vote upon the authorization required by Section 1701.831 of the Ohio Revised Code ("Section 831") to permit the proposed "control share acquisition" by Luxottica and LAC of all the Common Shares of the Corporation (the "Control Share Acquisition"). Section 831 requires that, prior to any person acquiring any interest in Common Shares that would entitle such person directly or indirectly to control 20% or more of the voting power of the Corporation in the election of its directors, such person obtain the authorization of the shareholders of the Corporation. The Corporation's Board of Directors has unanimously determined that the Revised Offer is fair and in the best interests of the Corporation and its shareholders. ACCORDINGLY, THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT THE SHAREHOLDERS APPROVE THE REVISED OFFER AND HAS RECOMMENDED A VOTE FOR AUTHORIZATION OF THE CONTROL SHARE ACQUISITION.

     On March 21, 1995, the record date for the determination of shareholders entitled to vote at the Special Meeting and any adjournments thereof (the "Record Date"), there were 45,561,785 Common Shares outstanding. Subject to limitations imposed upon certain "interested shares" by Section 831 (and described in more detail in the Corporation's 831 Proxy Statement), each Common Share is entitled to one vote on the matters to be presented at the Special Meeting.

     To authorize the Control Share Acquisition, Section 831 requires (i) the presence of a quorum at the Special Meeting, (ii) the affirmative vote of the holders of a majority of the Common Shares present in person or by proxy at the Special Meeting and (iii) the affirmative vote of the holders of a majority of such Common

Shares excluding Common Shares that are "interested shares" (as such term is defined in Ohio Revised Code Section 1701.01(CC)(1) and described below).
Section 831 provides that a quorum shall be deemed to be present at the Special Meeting if a majority of the Common Shares, and a majority of the "disinterested" Common Shares, are represented in person or by proxy at the Special Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR AUTHORIZATION OF THE CONTROL SHARE ACQUISITION PURSUANT TO THE REVISED OFFER. Promptly complete, date, sign and return the accompanying PINK proxy card. A shareholder giving a proxy in the accompanying form retains the power to revoke it by making a later appointment or by giving notice of revocation to the Corporation's proxy tabulator, State Street Bank and Trust Company, Corporate Services Department, P.O. Box 592, Boston, Massachusetts 02102. Attendance at the Special Meeting does not in itself revoke the appointment; however, it may be revoked by giving notice of revocation in open meeting. Your Common Shares can also be voted FOR the authorization by completing, signing, dating and returning Luxottica's and LAC's PINK proxy card.

     If you have any questions or need assistance in voting, please contact D.F. King & Co., Inc. at 1-800-628-8528.

                        THE MERGER AND THE REVISED OFFER

     On March 3, 1995, Luxottica and LAC commenced a tender offer to acquire all the outstanding Common Shares of the Corporation for a purchase price of $24.00 per share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer. On April 21, 1995, the Corporation, Avant-Garde and LAC entered into the Merger Agreement. Under the terms and conditions of the Merger Agreement, LAC has agreed, subject to certain conditions, to amend the Offer to reflect the increase to $28.00 per Common Share in the purchase price offered, to eliminate any financing contingency, to extend the Offer, and to amend the Offer to reflect certain other provisions of the Merger Agreement. Pursuant to the Merger Agreement, after completion of the Revised Offer, LAC (or one or more corporations directly or indirectly wholly-owned by Luxottica) will be merged with the Corporation (the "Merger"). Each then outstanding Common Share (other than Common Shares owned by LAC, Luxottica, Avant-Garde or any other direct or indirect subsidiary of Avant-Garde, Common Shares held in the treasury of the Corporation, Common Shares held by subsidiaries of the Corporation and Common Shares owned by dissenting shareholders who perfect any available dissenters' rights under the Ohio Revised Code (the "Revised Code")), would be converted into the right to receive $28.00 net per Common Share in cash without interest thereon.

     Pursuant to a Guaranty (the "Guaranty"), dated as of April 21, 1995, Luxottica, as primary obligor and not merely as a surety, has irrevocably, absolutely and unconditionally guaranteed the payment and performance obligations of Avant-Garde and LAC under the Merger Agreement and other specified offer documents to the Corporation, to each other person, if any, to whom a payment or performance obligation is due under the Merger Agreement and to certain indemnified parties.

     The Merger Agreement, the Merger and the Guaranty are discussed in more detail in the Corporation's Amendment No. 9 to Schedule 14D-9 which was filed with the Securities and Exchange Commission (the "SEC") on April 24, 1995 and which is incorporated herein by reference, and in the revised Offer to Purchase, which have been mailed separately to the Corporation's shareholders. A copy of Amendment No. 9 and the exhibits thereto may be obtained without charge upon written or oral request directed to the Secretary, The United States Shoe Corporation, One Eastwood Drive, Cincinnati, Ohio 45227, (513) 527-7000. Such information will be provided by first class mail within one business day of receipt of the request. Copies of the Schedule 14D-9 and any amendments thereto also may be obtained from the SEC, upon payment of the SEC's customary charges, by writing to its principal office at 450 Fifth Street, N.W., Judiciary Plaza, Room 1034, Washington, DC 20549. Such material is also available for inspection and copying at the principal office of the Commission at the address set forth immediately above, at the Commission's regional offices at Seven World Trade Center, 13th Floor, New York, New York 10048 and Citicorp Center, 500 West Madison, Suite 1400, Chicago, Illinois 60661, at the office of the New York Stock Exchange, 20 Broad Street, New York,

NY 10005, and at the offices of the Pacific Stock Exchange, 115 Sansome Street, 2nd Floor, San Francisco, CA 94104.

                       RESPONSE OF THE BOARD OF DIRECTORS


     At meetings of the Board of Directors held on April 17, 1995 and on April 21, 1995 (the latter meeting, the "April 21 Meeting"), the Board of Directors met with its financial and legal advisers to reconsider the Offer as amended and proposed to be amended pursuant to the terms of drafts of the Merger Agreement and Guaranty presented to the Board of Directors on April 21, 1995, including the increase from $24.00 to $28.00 in the price offered per Common Share and the elimination of certain conditions, including the financing condition, and the amendment and restatement of other conditions to the Offer. Based on the proposed terms of the draft Merger Agreement and Guaranty and after receiving advice from the Corporation's financial adviser, James D. Wolfensohn Incorporated ("Wolfensohn") and from the Corporation's legal advisers, the Board of Directors unanimously determined that the Revised Offer and the Merger Agreement are fair to, and in the best interests of, the Corporation and its shareholders and recommended acceptance of the Revised Offer, the tender of Common Shares pursuant to the Revised Offer and approval and adoption of the Merger Agreement by the holders of Common Shares.



     In reaching its determination and recommendations at its meetings on April 17 and April 21, the Board of Directors reviewed in detail the terms of the Revised Offer and the proposed Merger Agreement and deliberated extensively with its financial and legal advisers with respect to the foregoing and the various alternative transactions potentially available to the Corporation. At the end of the April 21 Meeting, by unanimous vote the Board of Directors (i) approved the transactions contemplated by the Merger Agreement in a manner satisfying the fair price requirements contained in paragraph 2(A) of Article Seventh of the Articles of Incorporation of the Corporation, (ii) determined that the Revised Offer and the Merger are fair to and in the best interests of the Corporation and its shareholders, (iii) approved the Revised Offer, the Merger Agreement and the Merger, (iv) recommended that the holders of Common Shares authorize the purchase of Common Shares by LAC for purposes of Section 831, (v) recommended acceptance of the Revised Offer, the tender of Common Shares pursuant to the Revised Offer and approval and adoption of the Merger Agreement and the Merger by the holders of Common Shares, (vi) took all actions which are necessary on the part of its Board of Directors as contemplated by Section 1704.02(A) of the Revised Code in order to make Chapter 1704 of the Revised Code inapplicable to the Merger, and (vii) determined that the Revised Offer is a Permitted Offer (as defined in the Rights Agreement, dated as of March 31, 1986, and subsequently amended (the "Rights Agreement")) for purposes of the Rights Agreement (the foregoing actions of the Board of Directors being collectively referred to as the "Recommendation"); provided that the Recommendation, in whole or in part (other than the parts referred to in clauses (i), (vi) and (vii) above, which were effected by irrevocable action), may be withdrawn, modified or amended if and to the extent legally required for the discharge by the Corporation's directors of their fiduciary duties as advised by independent legal counsel, who may be the Corporation's regularly engaged independent legal counsel (a "Director Duty"). In addition, the Board of Directors resolved that, for purposes of the Rights Agreement, none of (A) the execution or delivery of the Merger Agreement, (B) the purchase of Common Shares pursuant to the Offer or (C) the Merger will cause the Distribution Date, as defined in the Rights Agreement, to occur.


     In taking such actions, the Board of Directors took into account numerous factors, including, but not limited to:

          (A) Prior discussions and analyses and updated analyses of the business, financial condition and prospects of the Corporation and of its Women's Specialty Retailing Group and Optical Group and comparisons of the $28.00 per Common Share price to the sum of (1) the after-tax consideration to be received upon the closing of the sale of the Footwear Group to Nine West Group Inc., and (2) public market trading prices and prices paid for acquisitions of companies considered to be relevant, and to historical trading prices of the Common Shares;

          (B) The terms and conditions of the Revised Offer, the Merger Agreement and the Guaranty, including without limitation, the elimination of the financing condition from the Revised Offer;

          (C) The presentation by Wolfensohn and its written opinion to the effect that, based upon and subject to the information contained therein, as of April 21, 1995, the consideration to be received by the holders of Common Shares pursuant to the Revised Offer and the Merger is fair to such holders from a financial point of view;

          (D) An update on the status of discussions with third parties exploring potential alternative transactions involving the purchase of parts or all of the Corporation or its businesses; and

          (E) The facts that, although at the time of the April 21 Meeting other parties were continuing to explore with the Corporation potential alternative transactions and, pursuant to the terms of the Merger Agreement, following execution of the Merger Agreement the Corporation would be required to terminate such discussions, including discussions regarding the sale of the Women's Specialty Retailing Group, (1) none of such parties had, prior to the time of the April 21 Meeting, made a firm proposal and there could be no assurance that any would or, if any firm proposal were made, whether the terms and conditions thereof would provide superior value to the Corporation's shareholders than the value provided to the shareholders by the Revised Offer, and (2) the Merger Agreement (x) permits the Corporation to furnish information to, or enter into discussions or negotiations with, any person or entity that makes an unsolicited proposal to acquire the Corporation pursuant to a merger, consolidation, share exchange, business combination, sale of all or substantially all the assets, tender or exchange offer or other similar transaction if a Director Duty requires it to do so (subject to obtaining an executed confidentiality agreement on terms not more favorable to such person or entity than the terms contained in the Corporation's confidentiality agreement with Luxottica and LAC); (y) permits the Corporation to terminate the Merger Agreement if the Board of Directors shall have (I) withdrawn its Recommendation, or (II) determined to recommend to holders of Common Shares or approve a competing transaction, in either such case in the exercise of its Director Duty (subject in the latter case to the obligation of the Corporation to notify Avant-Garde and LAC promptly of any determination by its Board of Directors to recommend such a competing transaction to the holders of the Common Shares or to approve such competing transaction, which notice must in any such event be given not less than 24 hours prior to the Company's termination of the Merger Agreement); and (z) does not require the Corporation to make any payment to Luxottica or any of its affiliates in the event the Merger Agreement is terminated for any reason.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AUTHORIZATION OF THE CONTROL SHARE ACQUISITION.

                       OHIO CONTROL SHARE ACQUISITION LAW

     A description of the Ohio Control Share Acquisition Law was included in the Corporation's 831 Proxy Statement previously delivered to shareholders. Shareholders should review the 831 Proxy Statement for additional information concerning the provisions of the Ohio Control Share Acquisition Law.

     AUTHORIZATION BY THE SHAREHOLDERS OF THE CONTROL SHARE ACQUISITION IS INDEPENDENT OF ANY DECISION BY SHAREHOLDERS WHETHER OR NOT TO TENDER THEIR COMMON SHARES PURSUANT TO THE REVISED OFFER. Consummation of the Revised Offer, and the Merger described in the Revised Offer, however, are conditioned, among other things, upon shareholder authorization of the Control Share Acquisition pursuant to Section 831 or LAC's satisfaction, in its sole discretion, that the provisions of Section 831 are invalid or inapplicable. Therefore shareholders wishing to receive $28.00 per Common Share should vote to facilitate the Revised Offer by authorizing the Control Share Acquisition.

                CERTAIN VOTING PROCEDURES AT THE SPECIAL MEETING

     If the Corporation's form of proxy is signed and returned without specifying a choice, the Common Shares represented thereby will be voted FOR authorization of the Control Share Acquisition. If a shareholder abstains from voting on the Control Share Acquisition (marking "abstain" on the form of proxy), those

Common Shares will be considered as being present at the Special Meeting for quorum purposes, but the abstention will have the practical effect of a "no" vote. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain Common Shares to vote on the Control Share Acquisition, those Common Shares will be considered as being present at the Special Meeting for quorum purposes but not entitled to vote with respect to such matter, and therefore will also have the practical effect of a "no" vote.

     Each employee participating in The United States Shoe Corporation Tax Incentive Savings Plan is entitled to instruct The Charles Schwab Trust Company, as Trustee, how to vote all Common Shares credited to the employee's accounts under the plan. The form of proxy will serve as voting instructions to the Trustee from such participants. Common Shares held in the plan for which voting instructions are not received by the Trustee from plan participants will be voted by the Trustee in the same proportion as Common Shares for which the Trustee does receive instructions.

     Proxies representing Common Shares held of record will include Common Shares allocated to participants under the Dividend Reinvestment Plan for shareholders of the Corporation and will serve as voting instructions to the Trustee, as described above, if the registrations are the same. Separate mailings will be made for different registrations.

     SHAREHOLDERS WHO HAVE PREVIOUSLY VOTED AGAINST AUTHORIZATION OF THE CONTROL SHARE ACQUISITION BY PROPERLY SIGNING, DATING AND MAILING THE CORPORATION'S WHITE PROXY CARD ARE URGED TO REVOKE SUCH PROXIES AND TO VOTE FOR AUTHORIZATION OF THE CONTROL SHARE ACQUISITION BY SIGNING, DATING AND RETURNING THE ENCLOSED PINK PROXY CARD.

     Under the Corporation's confidential shareholder voting policy, proxies, ballots and vote tabulations that identify the particular vote of a shareholder are kept confidential except (i) to allow the independent inspector of election to certify the results of the vote; (ii) as necessary to meet applicable legal requirements, including the pursuit or defense of judicial actions; or (iii) in the event of a proxy or consent solicitation in opposition to the Board of Directors and management of the Corporation. Both the tabulator and the inspector of election are independent of the Corporation, its directors, officers and employees. Because the Corporation, LAC, Luxottica and Avant-Garde are all soliciting proxies in favor of the Control Share Acquisition, the confidential shareholder voting policy will apply absent the occurrence of an event triggering an exception described in (i) or (ii) above.

                            SOLICITATION OF PROXIES

     In addition to solicitation by mail, directors, officers and regular employees of the Corporation may solicit proxies in person, by telephone or by telecopier, none of whom will receive additional compensation for such solicitations. The Corporation also has retained D.F. King & Co. to assist it in connection with the solicitation, at an estimated fee of $50,000, plus reimbursement of out-of-pocket expenses. In addition, the Corporation has retained Abernathy MacGregor Scanlon as public relations adviser to assist the Corporation with its communications to shareholders in connection with this solicitation. The Corporation has agreed to pay Abernathy MacGregor Scanlon its reasonable and customary compensation for its services. The following officers or employees of Wolfensohn, the Corporation's financial adviser (599 Lexington Avenue, New York, New York 10022), may also solicit proxies: Glen S. Lewy; H. Marshall Sonenshine; and D.G. Kim. The costs of solicitation will be borne by the Corporation.

                                 OTHER MATTERS

     No other matter is to be considered at the Special Meeting. However, if any other procedural matter properly comes before the Special Meeting, the form of proxy also confers authority to the persons named in the accompanying proxy to vote the Common Shares to which the proxy relates on such matter at their discretion.

     Luxottica's and LAC's Acquiring Person Statement, the Offer and the Supplement to the Offer to Purchase dated April 24, 1995 contain important information and should be read by shareholders before any decision is made with respect to voting on authorization of the Control Share Acquisition.

     Only holders of record of Common Shares as of the close of business on the Record Date are entitled to vote at the Special Meeting or any adjournment thereof. Shareholders of record on the Record Date will retain their voting rights for the Special Meeting even if the Common Shares to which such voting rights relate have been sold after the Record Date or have been, or are, tendered pursuant to the Revised Offer, whether before or after the Record Date. The tender of Common Shares pursuant to the Revised Offer does not constitute the grant to LAC or Luxottica of a proxy or any voting rights with respect to the tendered Common Shares until such time as such Common Shares are accepted for payment by LAC.

     Proxies representing any Common Shares held in the names of a brokerage firm, bank, bank nominee or other institution on the Record Date can be executed only upon receipt of specific instructions by such brokerage firm, bank, bank nominee or other institution. Accordingly, please contact the person responsible for your account and instruct that person to execute the PINK proxy card with respect to Common Shares you own beneficially.

     YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ACCOMPANYING PINK PROXY CARD PROMPTLY. BY COMPLETING, DATING, SIGNING AND MAILING THE ACCOMPANYING PINK PROXY CARD, ANY PROXY PREVIOUSLY SIGNED BY YOU WITH RESPECT TO THE CONTROL SHARE ACQUISITION WILL BE AUTOMATICALLY REVOKED. UNLESS PROPERLY REVOKED, ANY PREVIOUSLY EXECUTED WHITE PROXY YOU HAVE RETURNED WILL BE VOTED ACCORDING TO YOUR EARLIER INSTRUCTIONS. REMEMBER, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL AUTHORIZING THE CONTROL SHARE ACQUISITION.

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL SHAREHOLDERS

     The following table sets forth information, as of April 20, 1995 (unless a different date is specified in the notes to the table), with respect to (a) each person known by the Board of Directors of the Corporation to be the beneficial owner of more than 5% of the Corporation's outstanding Common Shares, (b) each current director of the Corporation, (c) each of the Named Officers (as defined in Item 402(a)(3) of Regulation S-K) and (d) all directors and executive officers of the Corporation as a group:

                                                 AMOUNT AND NATURE        SHARES SUBJECT TO
                                                   OF BENEFICIAL         OPTIONS EXERCISABLE     PERCENT OF
                 SHAREHOLDER                       OWNERSHIP (A)           WITHIN 60 DAYS         CLASS(B)
- ----------------------------------------------   -----------------       -------------------     ----------
Mellon Bank Corporation.......................        4,678,000(c)                                  10.1%
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258
The Prudential Insurance Company of America...        3,168,000(d)                                   6.8%
Prudential Plaza
Newark, New Jersey 07102
Sasco Capital, Incorporated...................        2,971,200(e)                                   6.4%
10 Sasco Hill Road
Fairfield, Connecticut 06430
Leon G. Cooperman.............................        2,678,100(f)                                   5.8%
c/o Omega Capital Partners
88 Pine Street
New York, New York 10005
Joseph H. Anderer.............................           28,308                  13,999                *
Philip E. Beekman.............................            4,999                   2,000                *
David M. Browne...............................          103,910(g)(h)(i)         87,750                *
Gilbert Hahn, Jr..............................           28,999                  25,999                *
Noel E. Hord..................................           61,219(g)(i)            31,250                *
Roger L. Howe.................................           18,999                   3,999                *
Bannus B. Hudson..............................          242,778(g)(i)           187,000                *
Lorrence T. Kellar............................           21,005                  13,999                *
Albert M. Kronick.............................           41,999(h)               22,000                *
Thomas Laco...................................           48,799(h)                5,999                *
Charles S. Mechem, Jr.........................           36,500                  24,000                *
John L. Roy...................................           37,999                  25,999                *
Michael M. Searles............................           67,175(i)               56,250                *
Phyllis S. Sewell.............................           11,999                   5,999                *
K. Brent Somers...............................           71,810(h)(i)            60,000                *
All directors and executive officers as a
  group (20 persons)..........................        1,004,804(g)(h)(i)        728,683              2.1%

* Percent of class is less than 1%
- -------------------------
(a) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any such security within 60 days. Unless otherwise indicated, (i) the amounts owned reflect direct beneficial ownership, and
    (ii) the person indicated has sole voting and investment power. Amounts shown include the number of Common Shares subject to outstanding options under the Corporation's stock option plans that are exercisable within 60 days.

(b) The percentages shown are calculated on the basis that outstanding shares include Common Shares subject to outstanding options under the Corporation's stock option plans that are exercisable by directors and officers within 60 days.

(c) Mellon Bank Corporation, on behalf of itself and its direct or indirect subsidiaries, Boston Safe Deposit and Trust Company, Mellon Bank, N.A., Mellon Capital Management Corporation, The Boston Company Advisors, Inc., The Boston Company Asset Management, Inc. and The Dreyfus Corporation, has reported (in Amendment No. 3 to a Schedule 13G dated March 8, 1995 and filed with the Securities and Exchange Commission) that as of that date it had sole voting power with respect to 3,562,000 Common Shares, shared voting power with respect to 20,000 Common Shares, sole dispositive power with respect to 3,919,000 Common Shares and shared dispositive power with respect to 759,000 Common Shares.

(d) The Prudential Insurance Company of America has reported (in a Schedule 13G dated February 2, 1995 and filed with the Securities and Exchange Commission) that as of December 31, 1994 it had sole voting power and sole dispositive power with respect to 265,600 Common Shares and shared voting power and shared dispositive power with respect to 2,902,400 Common Shares.

(e) Sasco Capital, Incorporated has reported (in a Schedule 13G dated February 3, 1995 and filed with the Securities and Exchange Commission) that as of that date it had sole voting power with respect to 1,519,300 Common Shares and beneficial ownership to direct disposition with respect to 2,971,200 Common Shares.

(f) Leon G. Cooperman of Omega Capital Partners, L.P., Omega Institutional Partners, L.P., Omega Overseas Partners, Ltd., Omega Overseas Partners II, Ltd., and Omega Advisors, Inc., has reported (in a Schedule 13D dated March 6, 1995 and filed with the Securities and Exchange Commission) that as of that date he had sole voting power and sole dispositive power with respect to 2,014,300 Common Shares and shared voting power and shared dispositive power with respect to 663,800 Common Shares.

(g) Includes restricted Common Shares granted under The United States Shoe Corporation 1988 Employee Incentive Plan, which total 10,000, 2,985 and 20,000 for Messrs. Hudson, Browne and Hord, respectively, and 32,985 for all directors and executive officers as a group.

(h) Includes Common Shares in which the reporting person disclaims beneficial ownership. Messrs. Browne, Kronick and Somers disclaim beneficial ownership of 33 Common Shares, 2,000 Common Shares and 200 Common Shares, respectively; such Common Shares are owned by their spouses. Mr. Laco disclaims beneficial ownership of 2,800 Common Shares; such Common Shares are held in trust for family members. Directors and executive officers as a group disclaim beneficial ownership of 5,033 Common Shares.

(i) Includes restricted Common Shares granted in fiscal 1995 under The United States Shoe Corporation Total Return to Shareholders Plan, which total 9,836, 4,054, 4,469, 4,925 and 2,935, for Messrs. Hudson, Browne, Hord,
    Searles and Somers, respectively, and 27,952 for all directors and executive officers as a group.

                                            By Order of the Board of Directors,

                                            James J. Crowe,
                                            Secretary

Cincinnati, Ohio
April 26, 1995

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                       THE UNITED STATES SHOE CORPORATION

             PROXY -- SPECIAL MEETING OF SHAREHOLDERS, MAY 11, 1995 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder appoints Lorrence T. Kellar, John L. Roy and Phyllis S. Sewell and each of them, as attorneys, with full power of substitution, to vote all shares in THE UNITED STATES SHOE CORPORATION that the undersigned is entitled to vote at the special meeting of the Corporation's shareholders called to order on April 21, 1995 at The Phoenix, 812 Race Street, Cincinnati, Ohio 45202, and adjourned until May 5, 1995 at the offices of the Corporation, One Eastwood Drive, Cincinnati, Ohio 45227, to be adjourned again until May 11, 1995 at 10:00 A.M. at the offices of the Corporation, One Eastwood Drive, Cincinnati, Ohio 45227, and at any further adjournments thereof, upon the matters indicated on the reverse side hereof and fully described in the Corporation's supplemental proxy statement dated April 26, 1995 as well as upon any other matter properly coming before the meeting.

     This form of proxy also constitutes instructions to The Charles Schwab Trust Company, as trustee, to vote all shares, if any, held by such trustee which are credited to the undersigned under The United States Shoe Corporation Salaried Employee Tax Incentive Savings Plan.

          (Continued, and to be dated and signed on the reverse side)
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS SPECIFIED, WILL BE VOTED FOR THE AUTHORIZATION REQUIRED BY SECTION 1701.831 OF THE OHIO REVISED CODE.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

     1. To authorize as required by Section 1701.831 of the Ohio Revised Code the proposed control share acquisition by Luxottica
        Acquisition Corp.

         / /FOR              / /AGAINST             / /ABSTAIN

     2. In their discretion, to act upon such other procedural matters as may properly come before the meeting.

                                           PLEASE SIGN NAME(S) EXACTLY AS
                                           YOUR NAME APPEARS HEREON. IF
                                           SIGNING AS ATTORNEY,
                                           ADMINISTRATOR, EXECUTOR,
                                           GUARDIAN OR TRUSTEE, PLEASE GIVE
                                           TITLE AS SUCH. IF A CORPORATION,
                                           THIS SIGNATURE SHOULD BE THAT OF
                                           AN AUTHORIZED OFFICER WHO SHOULD
                                           STATE HIS OR HER TITLE. IF A
                                           PARTNERSHIP, SIGN PARTNERSHIP
                                           NAME BY AUTHORIZED PERSON.

                                           Date:
                                           --------------------------------,
                                           1995

                                           --------------------------------
                                                      Signature

                                           --------------------------------
                                              Signature if held jointly

 PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENVELOPE
                                 PROVIDED.
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